Exhibit 10.35

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of May [●], 2018 and effective as of the Effective Date (as defined below), is hereby entered into by and between EVO Investco, LLC, a Delaware limited liability company (the “Assignor”), and EVO Payments, Inc., a Delaware corporation (the “Assignee”).

RECITALS:

WHEREAS, the Assignor currently sponsors the EVO Investco, LLC Unit Appreciation Equity Plan (the “Plan”);

WHEREAS, the Assignor desires to assign all of its rights, privileges, title, interests, liabilities and obligations under the Plan and all awards thereunder to the Assignee; and

WHEREAS, the Assignee wishes to accept the assignment of such rights, privileges, title and interests and to assume such liabilities and obligations;

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

1.	ASSIGNMENT. Effective as of the date that the Assignee’s registration statement on Form S-1 (the “Registration Statement”) is declared effective (the “Effective Date”), the Assignor hereby assigns, conveys and transfers to the Assignee all of its present and future rights, title and interests in, to and under the Plan and all awards thereunder. Following the effectiveness of this Agreement, all references in the Plan (and all awards issued thereunder) to the “Administrator” shall refer to the Board of Directors of Assignee, or any committee of the Board of Directors of Assignee or any other person(s) appointed by the Board of Directors of Assignee to administer the Plan; provided that such assignment of the role of Administrator under the Plan shall not effect or in any way impair the effectiveness of any actions taken by the Administrator prior to such assignment (including to approve the amendment of any outstanding awards under the Plan in connection with Assignee’s initial public offering and related reorganization). If the Registration Statement is not declared effective, this Agreement shall be void ab initio.

2.	ASSUMPTION. Effective as of the Effective Date, (a) the Assignee hereby accepts the assignment set forth in Section 1 of this Agreement and assumes any and all liabilities and obligations of the Assignor arising under the Plan and all awards thereunder (as amended by Assignor in connection with Assignee’s initial public offering and related reorganization) and (b) the Plan shall be maintained by the Assignee for the benefit of Participants (as defined in the Plan).

3.	NAME OF PLAN. Following the effectiveness of this Agreement, the Plan shall be renamed the EVO Payments, Inc. Equity Appreciation Plan for all purposes.

4.	FURTHER ACTIONS. Each party hereto covenants and agrees to make, execute, acknowledge and deliver such further documents and instruments and to use its reasonable efforts to take such other action as may be reasonably requested by any party hereto to consummate more effectively or to perfect the assignments and assumptions contemplated by this Agreement.

5.	MISCELLANEOUS.

(a)	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules of such state or any other jurisdiction.

(b)	If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(c)	This Agreement shall inure to the benefit of the Assignee and its successors and assigns, and shall be binding upon the Assignor and its successors and assigns.

(d)	This Agreement is not intended to, and shall not, create any rights in or confer any benefits upon any person other that the Assignor or the Assignee, as applicable.

(e)	This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Any counterpart may be signed and transmitted by facsimile or Portable Document Format (PDF) with the same force and effect as if such counterpart was an ink-signed original.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed, certified, acknowledged and delivered this Agreement as of the date first above written.

EVO INVESTCO, LLC

By:
Name:
Title:

EVO PAYMENTS, INC.

By:
Name:
Title:

[Signature Page – UAP Assignment and Assumption Agreement]